EXHIBIT 99.1

Northern States
Financial Corporation

1601 North Lewis Avenue
P.O. Box 39
Waukegan, Illinois 60079-0039

847-244-6000

FOR IMMEDIATE RELEASE

Northern States Financial Corporation to Voluntarily Delist from NASDAQ;
Common Stock Expected to be Traded in the Over-the-Counter Market

WAUKEGAN, IL, February 7, 2012 – Northern States Financial Corporation (NASDAQ: NSFC) (the “Company”), holding company for NorStates Bank, an FDIC-insured financial institution, announced today that it has notified The NASDAQ Stock Market of its intent to voluntarily delist its common stock from the NASDAQ Capital Market through the filing of a Form 25 with the Securities and Exchange Commission (“SEC”) on or about February 17, 2012.

As previously disclosed, on January 9, 2012, NASDAQ notified the Company that its common stock had not maintained a minimum closing bid price of at least $1.00 per share during the prior 30 consecutive business days as required for continued listing by NASDAQ Listing Rule 5550(a)(2).  Accordingly, NASDAQ notified the Company that unless it regained compliance with the rule by July 9, 2012, its common stock would be delisted.  In light of NASDAQ’s notice, and after further consideration, the Company’s Board of Directors decided to voluntarily delist the Company’s common stock from NASDAQ.  Scott Yelvington, President and Chief Executive Officer of the Company, stated, “Our decision to voluntarily delist from NASDAQ was made after careful consideration of the advantages and disadvantages of seeking to maintain our listing, our ability to regain and maintain compliance with NASDAQ’s minimum price rule, particularly in light of our size and recent trading history, as well as the costs and compliance obligations of continuing our listing on NASDAQ.”

The Company anticipates that NASDAQ will suspend trading in the Company’s common stock on the date the Form 25 is filed with the SEC.  Accordingly, the last day the Company expects its common stock will trade on NASDAQ is February 16, 2012.  The Company anticipates that its common stock will commence quotation in the over-the-counter market after its delisting from NASDAQ.  No assurance, however, can be made that trading in the Company’s common stock in the over-the-counter market will commence or be maintained.

Following delisting, the Company will continue to be subject to the reporting requirements of the Securities Exchange Act of 1934, as amended, and intends to continue to file all periodic and other reports with the SEC under applicable federal securities laws as required.

Forward looking information

Statements contained in this news release that are not historical facts may contain certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “should,” “planned,” “estimated” and “potential,” or other similar terms. These forward-looking statements are based upon current management expectations and may, therefore, involve risks and uncertainties. The Company’s actual results, performance or achievements may differ materially from those suggested, expressed or implied by forward-looking statements as a result of a wide variety or range of factors including, but not limited to the Company’s ability to timely and effectively implement its delisting plans; adverse effects on share price and liquidity prior to and following the Company’s delisting; the Company’s ability to realize anticipated cost savings from its delisting; as well as more general business and financial risks, including the risks detailed from time to time in the Company’s filings with the SEC.  Any of the forward-looking statements made in this news release and in the other public statements the Company makes may turn out to be wrong because of inaccurate assumptions we might make, because of the factors illustrated above or because of other factors that we cannot foresee. Because of these and other uncertainties, the Company’s actual future results may be materially different from those expressed in any forward-looking statements made by or on behalf of the Company. Therefore, these factors should be considered in evaluating the forward-looking statements, and undue reliance should not be placed on such statements. The Company undertakes no responsibility to update or revise any forward-looking statements unless required to do so under the federal securities laws.

For Additional Information, Contact:

Scott Yelvington, President (847) 244-6000 Ext. 201

Websites:  www.nsfc.com        www.nsfc.net